Exhibit (21.1)

SUBSIDIARIES OF ECOLAB INC.

Entity Name	State or Other Jurisdiction of Incorporation

NLC Process And Water Services SARL	Algeria
Ecolab (Antigua) Ltd.	Antigua & Barbuda
Champion Technologies de Argentina S.R.L.	Argentina
Ecolab, S.A.	Argentina
Nalco Argentina S.R.L.	Argentina
Ecolab (Aruba) N.V.	Aruba
Champion Technologies Pty. Ltd.	Australia
Ecolab (Fiji) Pty Limited	Australia
Ecolab AU2 Pty Ltd	Australia
Ecolab Pty Ltd.	Australia
Nalco Australia PTY. LTD.	Australia
Nalco Australia Worldwide Holdings PTY. LTD.	Australia
Nalco Holdings Australia PTY. LIMITED	Australia
Nalco Investments Australia PTY LIMITED	Australia
Ecolab AT 2 GmbH	Austria
Ecolab GmbH	Austria
Nalco Holdings G.m.b.H.	Austria
Nalco Osterreich Ges m.b.H.	Austria
Nalco Azerbaijan LLC	Azerbaijan
Ecolab Limited	Bahamas
Ecolab (Barbados) Limited	Barbados
Ecolab B.V.B.A./S.P.R.L.	Belgium
Ecolab Production Belgium B.V.B.A.	Belgium
Kay BVBA	Belgium
Nalco Belgium BVBA	Belgium
Ecolab BM 1 Limited	Bermuda
Adecom Quimica LTDA	Brazil
Champion Technologies Do Brasil Servicos E Produtos Quimicos Ltda.	Brazil
Ecolab Quimica Ltda.	Brazil
Ecolab EOOD	Bulgaria
Champion Technologies ULC	Canada
Ecolab CDN 2 Co.	Canada
Ecolab Co.	Canada
Nalco Canada Co.	Canada
Nalco CDN 2 Co.	Canada
Ledcor Nalco Services Ltd.	Canada
Les Produits Chimiques ERPAC Inc.	Canada
Ecolab Cayman 1 Limited	Cayman Islands
Ecolab Cayman 2 Limited	Cayman Islands
Ecolab S.A.	Chile
Nalco Industrial Services Chile Limitada	Chile
Ecolab (China) Investment Co., Ltd	China
Ecolab (GZ) Chemicals Limited	China

Entity Name	State or Other Jurisdiction of Incorporation

Ecolab (Taicang) Technology Co., Ltd.	China
Ecolab Chemicals Limited	China
Guangzhou Green Harbour Environmental Operation Ltd.	China
Guangzhou Green Harbour Termite Control Ltd.	China
Jiaxiang Medical Electronics and Technology Company	China
Nalco (China) Environmental Solution Co. Ltd.	China
Nalco (Shanghai) Trading Co. Ltd.	China
Nalco Industrial Services (Nanjing) Co., Ltd.	China
Nalco Industrial Services (Suzhou) Co., Ltd.	China
Ecolab Colombia S. A.	Colombia
Nalco De Colombia LTDA	Colombia
Quimiproductos Colombia, S.A.S.	Colombia
Ecolab, Sociedad Anonima	Costa Rica
Ecolab d.o.o.	Croatia
Nalco Cyprus Holdings Limited	Cyprus
Ecolab Hygiene s.r.o.	Czech Republic
Nalco Czechia s.r.o.	Czech Republic
Calgon LLC	Delaware
Champion U.K. Holdings, Inc.	Delaware
Chamtech, L.L.C.	Delaware
Ecolab AP Holdings LLC	Delaware
Ecolab Holdings (Europe) LLC	Delaware
Ecolab Holdings Inc.	Delaware
Ecolab Inc.	Delaware
Ecolab Investment LLC	Delaware
Ecolab Israel Holdings LLC	Delaware
Ecolab Lux Partner LLC	Delaware
Ecolab Manufacturing Inc.	Delaware
Ecolab MT Holdings LLC	Delaware
Ecolab MX Partner LLC	Delaware
Ecolab U.S. 2 Inc.	Delaware
Ecolab U.S. 3 LLC	Delaware
Ecolab U.S. 4 LLC	Delaware
Ecolab US 1 GP	Delaware
Ecolab USA Inc.	Delaware
Ecolabeight Inc.	Delaware
Ecovation, Inc.	Delaware
GCS Service, Inc.	Delaware
Krofta Technologies, LLC	Delaware
Microtek Medical Inc.	Delaware
Nalco Cal Water, LLC	Delaware
Nalco China Holdings LLC	Delaware
Nalco Company (1)	Delaware
Nalco Crossbow Water LLC	Delaware

(1)  This subsidiary also conducts business under the assumed name of NALCO Champion — An Ecolab Company

Entity Name	State or Other Jurisdiction of Incorporation

Nalco Delaware Company	Delaware
Nalco Energy Services Equatorial Guinea LLC	Delaware
Nalco Energy Services Middle East Holdings, Inc.	Delaware
Nalco Environmental Solutions LLC	Delaware
Nalco European Holding LLC	Delaware
Nalco Fab-Tech LLC	Delaware
Nalco Global Holdings LLC	Delaware
Nalco Holding Company	Delaware
Nalco Industrial Outsourcing Company	Delaware
Nalco International Holdings LLC	Delaware
Nalco Iraq Holding LLC	Delaware
Nalco PWS, INC.	Delaware
Nalco Receivables II LLC	Delaware
Nalco Receivables LLC	Delaware
Nalco Texas Leasing LLC	Delaware
Nalco Tiorco Middle East Holdings, LLC	Delaware
Nalco Two, INC.	Delaware
Nalco U.S. Holdings LLC	Delaware
Nalco US 1 LLC	Delaware
Nalco US I GP	Delaware
Nalco Worldwide Holdings LLC	Delaware
NALFLEET, INC.	Delaware
NALTECH, INC.	Delaware
NDC LLC	Delaware
NI Acquisition Holding LLC	Delaware
ONES West Africa LLC	Delaware
Process Water One	Delaware
Quantum Technical Services, LLC	Delaware
Res-Kem General Water LLC	Delaware
RES-KEM LLC	Delaware
TIORCO LLC	Delaware
Treated Water Outsourcing LLC	Delaware
Treated Water Outsourcing, a Nalco/U.S. Filter Joint Venture	Delaware
TWO LLC	Delaware
Wabasha Leasing LLC	Delaware
Ecolab ApS	Denmark
Nalco Danmark APS	Denmark
Microtek Dominicana S.A.	Dominican Republic
Champion Technologies del Ecuador CIA LTDA. CHAMPIONTECH.	Ecuador
Ecolab Ecuador	Ecuador
Nalco Egypt Trading	Egypt
Nalco Egypt, LTD.	Egypt
Ecolab, S.A. de C.V.	El Salvador
Champion Technologies Equatorial Guinea, S.A.R.L.	Equatorial Guinea
Nalco Finland Manufacturing OY	Finland
Nalco Finland OY	Finland

Entity Name	State or Other Jurisdiction of Incorporation

Oy Ecolab AB	Finland
Ecolab Pest France SAS	France
Ecolab Production France SAS	France
Ecolab SAS	France
Ecolab SNC	France
Europlak S.A.S.	France
Nalco France	France
Nalco France SNC	France
Shield Medicare sarl	France
Microtek Medical Holdings Inc.	Georgia
Ecolab DE 1 GmbH	Germany
Ecolab Deutschland GmbH	Germany
Ecolab Engineering GmbH	Germany
Ecolab Export GmbH	Germany
J. F. Knauer Industrie-Elektronik GmbH	Germany
Nalco Deutschland GMBH	Germany
Nalco Deutschland Manufacturing GMBH UND CO. KG	Germany
Nalco Grundbesitz GmbH & Co. KG	Germany
Nalco Manufacturing Beteiligungs GMBH	Germany
Nalco Real Estate GmbH	Germany
Nalco Energy Services (Ghana) Limited	Ghana
Ecolab A.E.B.E.	Greece
Nalco Hellas S.A.	Greece
Ecolab (Guam) LLC	Guam
Ecolab, Sociedad Anonima	Guatemala
Quimicas Ecolab S.A. de C.V.	Honduras
Ecolab Limited	Hong Kong
Ecolab Name Holding Limited	Hong Kong
Green Harbour Mainland Holdings Ltd	Hong Kong
Nalco Hong Kong Limited	Hong Kong
Ecolab Hygiene Kft.	Hungary
Nalco Hungary Industrial Commercial LLC	Hungary
Champion Dai-ichi Technologies India Ltd.	India
Ecolab Food Safety & Hygiene Solutions Private Limited	India
Nalco Water India Limited	India
P.T. Champion Kurnia Djaja Technologies	Indonesia
P.T. Nalco Indonesia	Indonesia
Nalco Iraq Holding Limited, Representative Office	Iraq
Ecolab (Holdings) Limited	Ireland
Ecolab Finance Company Limited	Ireland
Ecolab Limited	Ireland
Kilco Chemicals (Ireland) Limited	Ireland
Ecolab JVZ Limited	Israel
Nalco Israel Industrial Services LTD	Israel
Champion Technologies Italiana S.R.L.	Italy
Ecolab Holding Italy S.r.l.	Italy

Entity Name	State or Other Jurisdiction of Incorporation

Ecolab Production Italy Srl	Italy
Ecolab Srl	Italy
Esoform Manufacturing S.R.L.	Italy
Esoform S.R.L	Italy
Findesadue Srl	Italy
Nalco Italiana Holdings S.R.L.	Italy
Nalco Italiana Manufacturing S.R.L.	Italy
Nalco Italiana SrL	Italy
Nalco Tecnologie Diversificate SrL	Italy
Ecolab Limited	Jamaica
Ecolab G.K.	Japan
Katayama Nalco INC.	Japan
Nalco Japan G.K.	Japan
Nalco Gulf Limited	Jersey
Ecolab East Africa (Kenya) Limited	Kenya
Ecolab Korea Ltd.	Republic of Korea
Nalco Korea Limited	Republic of Korea
Ecolab, SIA	Latvia
Nalco Libya	Libya
Ecolab LUX & Co Holdings S.C.A.	Luxembourg
Ecolab LUX 1 Sarl	Luxembourg
Ecolab LUX 2 Sarl	Luxembourg
Ecolab LUX 3 Sarl	Luxembourg
Ecolab LUX 4 Sarl	Luxembourg
Ecolab LUX 5 S.a.r.l.	Luxembourg
Ecolab LUX 7 Sarl	Luxembourg
Ecolab Lux 9 S.a.r.l.	Luxembourg
Ecolab LUX Sarl	Luxembourg
Nalco Luxembourg Holdings SARL	Luxembourg
Ecolab-Importacao E. Exportacao Limitada	Macau
Chemasia Industries SDN. BHD.	Malaysia
CSC Kemico (South East Asia) SDN BHD.	Malaysia
Ecolab Sdn Bhd	Malaysia
Nalco Industrial Services Malaysia SDN. BHD	Malaysia
Ecolab MT Limited	Malta
Microtek Medical Malta Holding Limited	Malta
Microtek Medical Malta Limited	Malta
Champion Technologies Limited	Mauritius
Ecolab Holdings Mexico, S. de R. L. de C. V.	Mexico
Ecolab, S. de R.L. de C.V.	Mexico
Nalco De Mexico, S. de R. L. de C.V.	Mexico
Nalco Holdings, S.N.C. DE C.V.	Mexico
Quimiproductos, S. de R.L. de C.V.	Mexico
Nalco Gulf Response Corp.	Michigan
Ecolab Foundation	Minnesota
Ecolab Maroc S.A.	Morocco

Entity Name	State or Other Jurisdiction of Incorporation

Champion Technologies B.V.	Netherlands
Champion Technologies Europe B.V.	Netherlands
Champion Technologies Russia and Caspian B.V.	Netherlands
Chemical Innovations NL B.V.	Netherlands
Deryshares B.V.	Netherlands
Ecolab B.V.	Netherlands
Ecolab NL 10 B.V.	Netherlands
Ecolab NL 11 B.V.	Netherlands
Ecolab NL 13 B.V.	Netherlands
Ecolab NL 14 B.V.	Netherlands
Ecolab NL 15 BV	Netherlands
Ecolab NL 16 B.V.	Netherlands
Ecolab NL 17 C.V.	Netherlands
Ecolab NL 18 C.V.	Netherlands
Ecolab NL 3 BV	Netherlands
Ecolab NL 4 BV	Netherlands
Ecolab NL 5 BV	Netherlands
Ecolab NL 6 BV	Netherlands
Ecolab NL 8 B.V.	Netherlands
Ecolab NL 9 B.V.	Netherlands
Ecolab Production Netherlands B.V.	Netherlands
Ecolabone B.V.	Netherlands
Ecolabtwo B.V.	Netherlands
International Water Consultant B.V.	Netherlands
Microtek Medical B.V.	Netherlands
Microtek Medical Holding B.V.	Netherlands
Nalco Dutch Holdings B.V.	Netherlands
Nalco EMEA Holdings BV	Netherlands
Nalco Europe B.V.	Netherlands
Nalco European Finance B.V.	Netherlands
Nalco Global Holdings B.V.	Netherlands
Nalco Holding B.V.	Netherlands
Nalco International Holdings B.V.	Netherlands
Nalco Italy Holdings B.V.	Netherlands
Nalco Netherlands BV	Netherlands
Nalco Overseas Holding B.V.	Netherlands
Nalco Russian Holding B.V.	Netherlands
Nalco Universal Holdings BV	Netherlands
Nalco Venezuela Holding B.V.	Netherlands
Nalco Worldwide Holdings B. V.	Netherlands
OWT Oil-Water Treatment Services B.V.	Netherlands
Ecovation Wastewater Treatment Company, Inc.	New York
Ecolab New Zealand	New Zealand
Ecolab y Compañia Colectiva de Responsabilidad Limitada	Nicaragua
Champion Technologies (Nig) Limited	Nigeria
Nalco Energy Services Nigeria Limited	Nigeria

Entity Name	State or Other Jurisdiction of Incorporation

Kay Chemical International, Inc.	North Carolina
Mobotec AB, LLC	North Carolina
Champion Technologies AS	Norway
Ecolab a.s.	Norway
Nalco Norge AS	Norway
Nalco Tiorco Middle East LLC	Oman
Nalco Pakistan (Private) Limited	Pakistan
Claria Panamá, S.A.	Panama
Ecolab S.A.	Panama
Ecolab PNG Limited	Papua New Guinea
Nanospecialties, LLC	Pennsylvania
Champion Tecnologias del Peru S.R.L.	Peru
Ecolab Perú Holdings S.R.L.	Peru
Ecolab Philippines Inc.	Philippines
Nalco Philippines Inc.	Philippines
Ecolab Production Poland sp. z o.o.	Poland
Ecolab Services Poland Sp. z o o	Poland
Ecolab Sp. z o o	Poland
Nalco Polska Sp. z o. o.	Poland
Nalco Portuguesa (Quimica Industrial) Ltd.	Portugal
Nalco Osterreich Gesellschaft M.B.H. Belgrade, Republic of Serbia	Republic of Serbia
Ecolab s.r.l.	Romania
Champion Technologies OOO	Russian Federation
Chemoil Service OOO	Russian Federation
Master Chemicals OOO	Russian Federation
Nalco Company OOO	Russian Federation
Nalco ZAO	Russian Federation
Nalco-Element	Russian Federation
Ondeo Nalco Energy Services (Kazan)	Russian Federation
OOO Kogalym Chemicals Plant	Russian Federation
ZAO Ecolab	Russian Federation
Ecolab (St. Lucia) Limited	Saint Lucia
Champion Arabia Ltd.	Saudi Arabia
Nalco Saudi Co. Ltd.	Saudi Arabia
Aquasign	Scotland
Champion Technologies (Turkmenistan) Limited	Scotland
The Champion Partnership	Scotland
Ecolab Hygiene d.o.o.	Serbia
Aquazur PTE LTD	Singapore
CTI Chemicals Asia Pacific Pte. Ltd.	Singapore
Ecolab Pte. Ltd.	Singapore
Ecolab Sg 2 Pte. Ltd.	Singapore
Nalco Asia Holding Company PTE. LTD.	Singapore
Nalco Pacific Pte. LTD.	Singapore
Ecolab s.r.o.	Slovakia
Ecolab d.o.o.	Slovenia

Entity Name	State or Other Jurisdiction of Incorporation

Ecolab (Proprietary) Limited	South Africa
Nalco Africa (PTY.) LTD.	South Africa
Derypol SA	Spain
Ecolab Hispano-Portuguesa S.L.	Spain
Hicopla SL	Spain
Nalco Espanola Manufacturing, S.L.U.	Spain
Nalco Española, S.L.	Spain
Nalco Holding S.L.U.	Spain
Ecolab AB	Sweden
Mobotec Europe AB	Sweden
Nalco AB	Sweden
Ecolab (Schweiz) GmbH	Switzerland
Ecolab CH 1 GmbH	Switzerland
Ecolab CH 2 GmbH	Switzerland
Ecolab CH 3 GmbH	Switzerland
Ecolab Europe GmbH	Switzerland
Nalco Schweiz GmbH (Nalco Switzerland LLC)	Switzerland
Ecolab Ltd.	Taiwan
Nalco Taiwan Co., Ltd.	Taiwan
Ecolab East Africa (Tanzania) Limited	Tanzania
Champion Environmental Remediation, Inc.	Texas
Champion Vehicle Leasing LLC	Texas
CS-US Holdings, Inc.	Texas
Ecolab Food Safety Specialties Inc.	Texas
Fresno Energy LLC	Texas
Ecolab Limited	Thailand
Nalco Industrial Services (Thailand) Co. Ltd.	Thailand
Ecolab (Trinidad and Tobago )Unlimited	Trinidad And Tobago
Ecolab Temizleme Sistemleri Limited Sirketi	Turkey
Nalco Anadolu Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
Ecolab East Africa (Uganda) Limited	Uganda
Ecolab LLC	Ukraine
Champion Technologies Middle East FZCO	United Arab Emirates
Ecolab Emirates General Trading LLC	United Arab Emirates
Ecolab Gulf FZE	United Arab Emirates
Calgon Europe Limited	United Kingdom
Champion Technologies Limited	United Kingdom
Ecolab (U.K.) Holdings Limited	United Kingdom
Ecolab Limited	United Kingdom
Enviroflo Engineering Limited	United Kingdom
Houseman Limited	United Kingdom
Hydrosan Limited	United Kingdom
LHS (UK) Limited	United Kingdom
Microtek Medical Europe Limited	United Kingdom
Midland Research Laboratories UK Limited	United Kingdom
Nalco Acquisition One	United Kingdom

Entity Name	State or Other Jurisdiction of Incorporation

Nalco Acquisition Two Limited	United Kingdom
Nalco Energy Services Limited	United Kingdom
Nalco Energy Services Marketing Limited	United Kingdom
Nalco Holdings UK LIMITED	United Kingdom
Nalco Investments U.K. LIMITED	United Kingdom
Nalco Limited	United Kingdom
Nalco Manufacturing Ltd.	United Kingdom
Nalco North Africa Limited	United Kingdom
Nalco Services, Ltd.	United Kingdom
NALFLOC LIMITED	United Kingdom
Shield Holdings Limited	United Kingdom
Shield Medicare Limited	United Kingdom
Shield Salvage Associates Limited (UK)	United Kingdom
Ecolab S.R.L.	Uruguay
Champion Tecnologias, C.C.A.	Venezuela
Ecolab S.A.	Venezuela
Nalco Venezuela S. C. A.	Venezuela
Nalco Vietnam Company Limited	Vietnam
Nalco Energy Services FSC, INC.	U.S. Virgin Islands
Nalco Foreign Sales Corporation	U.S. Virgin Islands